EXHIBIT 99.2
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                                  CERTIFICATION

         Pursuant to 18 U.S.C. ss. 1350, the undersigned officer of PalWeb Corporation (the "Company"), hereby certifies that the Company's Quarterly Report on Form 10-QSB/A for the Period Ended February 28, 2003 (the "Report"), fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: May 19, 2003                        /s/ William W. Rahhal
                                           -------------------------------------
                                           William W. Rahhal
                                           Chief Financial Officer





                 The foregoing certification is being furnished
                      solely pursuant to 18 U.S.C.ss.1350.